                                  SCHEDULE 14A

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the registrant [X]

     Filed by a party other than the registrant [ ]

     Check the appropriate box:

     [ ] Preliminary proxy statement.       [ ] Confidential, for use of the
                                                Commission only (as permitted by
                                                Rule 14a-6(e)(2)).

     [X] Definitive proxy statement.

     [ ] Definitive additional materials.

     [ ] Soliciting material pursuant to Section 240.14a-12

                            Pioneer Companies, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of filing fee (check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     (5) Total fee paid:

--------------------------------------------------------------------------------

     [ ] Fee paid previously with preliminary materials.
--------------------------------------------------------------------------------

     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount Previously Paid:

--------------------------------------------------------------------------------

     (2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

     (3) Filing Party:

--------------------------------------------------------------------------------

     (4) Date Filed:

--------------------------------------------------------------------------------

                         [PIONEER COMPANIES, INC. LOGO]

                            PIONEER COMPANIES, INC.
                        700 LOUISIANA STREET, SUITE 4300
                              HOUSTON, TEXAS 77002

                             ---------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD MAY 22, 2003

                             ---------------------

     Pioneer Companies, Inc. will hold its Annual Meeting of Stockholders at the Hyatt Regency Houston, 1200 Louisiana Street, Houston, Texas, on Thursday, May 22, 2003, at 9:00 a.m.

     We are holding this meeting:

     - to elect four directors to serve until the Annual Meeting of Stockholders in 2004;

     - to consider the ratification of the appointment of Deloitte & Touche LLP as Pioneer's independent certified public accountants for the current year; and

     - to transact any other business that properly comes before the meeting.

     Pioneer's Board of Directors has selected April 9, 2003, as the record date for determining stockholders entitled to vote at the Annual Meeting. A list of stockholders entitled to vote at the meeting and the number of shares registered in the name of each stockholder will be available for examination by any stockholder at the office of the Secretary of Pioneer, 700 Louisiana Street, Suite 4300, Houston, Texas, during ordinary business hours beginning April 21, 2003, until the date of the meeting.

     You are cordially invited to attend the Annual Meeting. If you do not expect to attend the Annual Meeting in person, please vote, date and return the enclosed proxy as promptly as possible in the enclosed reply envelope.

                                            By Order of the Board of Directors,

                                            Kent R. Stephenson
                                            Vice President, General Counsel
                                            and Secretary

Dated: April 21, 2003

                         [PIONEER COMPANIES, INC. LOGO]

                            PIONEER COMPANIES, INC.
                        700 LOUISIANA STREET, SUITE 4300
                              HOUSTON, TEXAS 77002

                             ---------------------

                              GENERAL INFORMATION

WHAT IS THE PURPOSE OF THE ANNUAL MEETING?

     At the annual meeting of Pioneer Companies, Inc., stockholders will act upon the matters outlined in the notice of meeting on the cover page of this proxy statement, including the election of four directors and ratification of the appointment of our independent auditors. In addition, our management will report on Pioneer's performance during 2002 and our current operating and financial performance and outlook, and respond to questions from stockholders. Pioneer's Annual Report for the fiscal year ended December 31, 2002 is being mailed with this proxy statement.

     The annual meeting will be held on Thursday, May 22, 2003, at the Hyatt Regency Houston, 1200 Louisiana Street, Houston, Texas, beginning at 9:00 a.m. The approximate mailing date of this proxy statement and the accompanying proxy is April 21, 2003.

WHO IS SOLICITING PROXIES?

     Pioneer is soliciting your proxy on behalf of our Board of Directors. Pioneer is paying the expense of preparing, printing and mailing this proxy statement, and we will reimburse banks, brokers and other custodians, nominees and fiduciaries for their costs in sending the proxy statement to the beneficial owners of the common stock.

WHO CAN VOTE AT THE MEETING?

     Only those who owned Pioneer's common stock of record at the close of business on the record date, April 9, 2003, are entitled to receive notice of the annual meeting and to vote the shares of common stock that they held on that date at the meeting, or at any postponements or adjournments of the meeting.

WHAT ARE THE VOTING RIGHTS OF THE PIONEER STOCKHOLDERS?

     Each outstanding share of our common stock is entitled to one vote on each matter to be voted on at the meeting.

HOW DO I VOTE?

     You may either vote in person at the annual meeting or vote by proxy. To vote by proxy, you must:

     - Complete and properly sign and date the enclosed proxy card.

     - Return the proxy card to us in the enclosed self-addressed envelope. We must receive your proxy card no later than the day preceding the annual meeting for your proxy to be valid and for your vote to be counted.

     If you comply with these instructions, your proxy will be voted as you direct. If your proxy card does not either specify a vote for or withhold authority to vote for a nominee for election as a director, the proxy will be voted for such person. If your proxy card does not specify a vote for or against ratification of the selection of the independent accountants, it will be voted for ratification of the appointment of Deloitte & Touche LLP as our independent auditors for the year ending December 31, 2003.

HOW DO I REVOKE MY PROXY?

     A stockholder who gives a proxy for use at the annual meeting can revoke it by providing Kent Stephenson, Pioneer's Vice President, General Counsel and Secretary, with notice that the proxy is being revoked, or by submitting a later dated proxy. If you attend the annual meeting in person, you can revoke your proxy by voting at the meeting.

WHAT CONSTITUTES A QUORUM?

     The presence at the meeting, in person or by proxy, of the holders of a majority of the shares of common stock outstanding on the record date will constitute a quorum, permitting the meeting to conduct its business. Abstentions and broker "non-votes" will be counted as present for purposes of determining whether there is a quorum at the annual meeting. The term broker "non-votes" refers to shares held by brokers and other nominees or fiduciaries that are present at the annual meeting but are not voted on a particular matter because those persons are precluded from exercising their voting authority because of the matter's "non-routine" nature. As of the record date, 10,003,000 shares of our common stock were outstanding.

WHAT VOTE IS REQUIRED TO APPROVE EACH ITEM?

     Directors are elected by a plurality of the votes cast at the meeting by the holders of our common stock. Ratification of Deloitte & Touche LLP as our independent auditors for the fiscal year ending December 31, 2003, requires the affirmative vote of a majority of the voting power of the shares present in person or by proxy at the meeting to constitute the action of the stockholders. Abstentions and broker "non-votes" will have no effect on the vote for directors or the ratification of the appointment of our independent auditors.

WHAT ARE THE BOARD'S RECOMMENDATIONS?

     Unless you give other instructions on your proxy card, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of the Board of Directors. The Board's recommendation is set forth together with the description of each item in this proxy statement. With respect to any other matter that properly comes before the meeting, the proxy holders will vote as recommended by the Board of Directors or, if no recommendation is given, in their own discretion.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

WHO ARE THE LARGEST OWNERS OF PIONEER'S STOCK?

     The following table shows, as of April 9, 2003, certain information regarding the shares of common stock owned by each person or entity who is known by Pioneer to be the beneficial owner of more than five percent of our common stock. Except as noted, each person or entity has sole voting and investment power over the shares shown in the table.

                                                                       SHARES
                NAME AND ADDRESS OF                                 BENEFICIALLY   PERCENT
TITLE OF CLASS  BENEFICIAL OWNER                                       OWNED       OF CLASS
--------------  -------------------                                 ------------   --------
Common Stock    James D. Bennett(1)..............................    1,887,256       18.9
                  c/o Bennett Management Corp.
                  2 Stamford Plaza, Suite 1501
                  261 Tresser Boulevard
                  Stamford, Connecticut 06901
Common Stock    Putnam Investment Management, LLC(2).............    1,626,778       16.3
                  One Post Office Square
                  Boston, Massachusetts 02109
Common Stock    Credit Renaissance Partners LLC(3)...............      822,690        8.2
                  400 Madison Avenue
                  New York, New York 10017

---------------

(1) Based on an amendment to a Schedule 13G filed with the Securities and Exchange Commission on March 6, 2003, James D. Bennett has shared dispositive and voting power over 1,887,256 shares of common stock which are held of record by certain of Mr. Bennett's affiliates, including Bennett Restructuring Fund, L.P., Bennett Restructuring Fund II, L.P., Bennett Offshore Restructuring Fund, Inc. and Barclays Global Investors Distressed Specialist Fund I.

(2) Based on an amendment to a Schedule 13G filed with the Securities and Exchange Commission on February 14, 2003, Putnam Investment Management, LLC ("Putnam Investment"), the investment advisor to the Putnam family of mutual funds, has shared dispositive power over 1,505,340 shares of common stock held by the funds, with the trustee of each mutual fund having voting power over the shares held by the fund. One such mutual fund, the Putnam High Yield Trust, has shared dispositive power over the 627,521 shares held by the fund. The Putnam Advisory Company, LLC ("Putnam Advisory"), the investment advisor to Putnam's institutional clients, has shared dispositive power over 121,438 shares of common stock held by the institutional clients, and shared voting power over 22,409 shares of common stock held by certain institutional clients. Putnam Investment and Putnam Advisory are wholly-owned subsidiaries of Putnam, LLC, which is in turn a wholly-owned subsidiary of Marsh & McLennan Companies, Inc.

(3) Based on a Schedule 13G filed with the Securities and Exchange Commission on January 14, 2003, Schroder Credit Renaissance Fund L.P. has sole voting and dispositive power over 123,189 shares of common stock, and Schroder Credit Renaissance Fund Limited has sole voting and dispositive power over 699,501 shares of common stock.

HOW MUCH STOCK DO PIONEER'S DIRECTORS AND EXECUTIVES OWN?

     As provided by the plan of reorganization that was implemented on December 31, 2001, all of the common stock and preferred stock that was then outstanding was cancelled, and shares of new common stock were issued to our creditors. As a result, on that date the shares that were held by our executive officers and by those persons who then served as directors were cancelled.

     The following table shows, as of April 9, 2003, information regarding beneficial ownership of our common stock by our directors and director nominees and each executive officer named in the Summary Compensation Table shown below.

                                                                   SHARES
                                      NAME OF                   BENEFICIALLY   PERCENT OF
TITLE OF CLASS                   BENEFICIAL OWNER                  OWNED          CLASS
--------------                   ----------------               ------------   -----------
Common Stock          David N. Weinstein(1)..................       20,000           *
Common Stock          Marvin E. Lesser(1)....................       10,000           *
Common Stock          Gary L. Rosenthal(1)...................       10,000           *
Common Stock          Michael Y. McGovern(2).................        1,000           *
Common Stock          James E. Glattly(3)....................          465           *
                      All directors and executive officers as
                        a group (5 persons)(4)...............       41,465           *

---------------

(*) Less than one percent.

(1) Messrs. Weinstein, Lesser and Rosenthal each own 1,000 shares of record; the remainder of the shares beneficially owned by each of them represent shares of common stock subject to options that are exercisable within 60 days of the date of this proxy statement.

(2) Mr. McGovern has record ownership of all of the shares indicated as beneficially owned by him.

(3) The shares held by Mr. Glattly have been or will be issued to him in satisfaction of his claim as an unsecured creditor of Pioneer in our bankruptcy proceedings. That claim related to a note issued to him in 1995 when an operating subsidiary was acquired.

(4) There were no other shares beneficially owned by any officer or director, or nominee for director named herein, as of April 9, 2003, and other than as indicated above, no individual had the right to acquire any shares within 60 days of April 9, 2003, through the exercise of stock options.

CHANGE OF CONTROL ARRANGEMENTS

     We do not know of any current arrangements, including any pledge by any persons of Pioneer securities, that may result in a change of control of Pioneer in the future.

                                  PROPOSAL 1:

                             ELECTION OF DIRECTORS

DIRECTORS STANDING FOR ELECTION

     Each of the individuals currently serving on Pioneer's Board of Directors began service with the implementation of the plan of reorganization on December 31, 2001, with a term of office expiring at the annual meeting. It is the intention of the Board of Directors that the shares represented by proxy, unless otherwise indicated thereon, will be voted for the election of David N. Weinstein, Marvin E. Lesser, Michael Y. McGovern and Gary L. Rosenthal as directors. If elected, they will hold office for a term continuing until the annual meeting of stockholders to be held in 2004, and until their successors are duly chosen.

     The persons designated as proxies reserve full discretion to cast votes for other persons in the event any of the four nominees are unable to serve. However, the Board of Directors has no reason to believe that the nominees will be unable to serve if elected. Proxies cannot be voted for a greater number of persons than the four named nominees.

     The following table shows information regarding the nominees.

                                             SERVED AS
                                            DIRECTOR OF
                                            THE COMPANY                BUSINESS EXPERIENCE
                                            CONTINUOUSLY               DURING PAST 5 YEARS,
NAME                                           SINCE                AGE AND OTHER INFORMATION
----                                        ------------            -------------------------
David N. Weinstein(1)(2)..................      2001       Mr. Weinstein has served as the
                                                           non-executive Chairman of Pioneer's Board of
                                                           Directors since February 2002. From March
                                                           2000 until January 2002, Mr. Weinstein
                                                           served as Managing Director and head of High
                                                           Yield Origination and Capital Markets for
                                                           BNP Paribas. From June 1996 to October 1999,
                                                           he was Managing Director and head of High
                                                           Yield Capital Markets for Bank of
                                                           Boston/BancBoston Securities Inc. Mr.
                                                           Weinstein is 43 years old.
Marvin E. Lesser(1)(2)....................      2001       Mr. Lesser has been the Managing Partner of
                                                           Sigma Partners, L.P., a private investment
                                                           partnership, since 1993, and he has been
                                                           President of Alpina Management, L.L.C., an
                                                           investment advisor, since 2000. Mr. Lesser
                                                           also has been a private consultant since
                                                           1992. He is a director of USG Corporation, a
                                                           manufacturer and distributor of building
                                                           materials, and St. Moritz 2000 Fund, Ltd., a
                                                           private investment company. Mr. Lesser is 61
                                                           years old.

                                             SERVED AS
                                            DIRECTOR OF
                                            THE COMPANY                BUSINESS EXPERIENCE
                                            CONTINUOUSLY               DURING PAST 5 YEARS,
NAME                                           SINCE                AGE AND OTHER INFORMATION
----                                        ------------            -------------------------
Michael Y. McGovern.......................      2001       Mr. McGovern has been President and Chief
                                                           Executive Officer of Pioneer since September
                                                           2002. He served as President and Chief
                                                           Executive Officer as well as a director of
                                                           Coho Energy, Inc., a publicly-held oil and
                                                           gas exploitation, exploration and
                                                           development company, from April 2000 to
                                                           January 2003. In February 2002, Coho Energy
                                                           filed a petition for reorganization under
                                                           Chapter 11 of the U.S. Bankruptcy Code. From
                                                           1998 to March 2000, Mr. McGovern was
                                                           Managing Director of Pembrook Capital
                                                           Corporation, a privately held company
                                                           involved in providing advisory services to
                                                           distressed or constrained energy companies.
                                                           From July 1993 to October 1997, he was
                                                           Chairman and Chief Executive Officer of
                                                           Edisto Resources Corporation and Convest
                                                           Energy Corporation, which were publicly-
                                                           held oil and gas exploration and development
                                                           companies. Mr. McGovern also serves as a
                                                           director of Goodrich Petroleum Corporation,
                                                           a public oil and gas company. Mr. McGovern
                                                           is 51 years old.
Gary L. Rosenthal(1)(2)...................      2001       Mr. Rosenthal is co-founder and President of
                                                           Heaney Rosenthal Inc., a private investment
                                                           company, a position he has held since
                                                           October 1994. From July 1998 to September
                                                           2000, he served as Chairman of the Board,
                                                           President and Chief Executive Officer of
                                                           AXIA Incorporated, a diversified
                                                           manufacturing company. He currently serves
                                                           as a director of Texas Petrochemical
                                                           Holdings, Inc., Oil States International,
                                                           Inc., Jackson Products, Inc. and Dresser,
                                                           Inc. Mr. Rosenthal is 53 years old.

---------------

(1) Member of Audit Committee.

(2) Member of Director Affairs and Compensation Committee.

     THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" ELECTION OF EACH NOMINEE LISTED ABOVE. EACH PROPERLY SUBMITTED PROXY CARD WILL BE SO VOTED UNLESS THE STOCKHOLDER SUBMITTING SUCH PROXY CARD SPECIFIES OTHERWISE.

HOW ARE DIRECTORS COMPENSATED?

     Each of our non-employee directors is paid a retainer of $35,000 per year as well as per-meeting fees of $1,500 for attendance at meetings of the Board of Directors. The chairman of the Audit Committee of our Board of Directors is paid an annual retainer of $15,000 and the chairman of the Director Affairs and Compensation Committee of our Board of Directors is paid an annual retainer of $10,000. Each non-employee member of a committee is paid a per-meeting fee of $1,500 for attendance at meetings of such committee. A non-employee director that provides additional services that are approved by a majority of the remaining directors is paid a fee of $1,500 for each day that such services are provided. In lieu of the retainer and meeting fees or any fees for additional services, Mr. Weinstein has been paid a monthly retainer of $12,500 for his services as non-executive Chairman of the Board since February 15, 2002.

     A program has been adopted for awarding, without any further action by our Board of Directors or its Director Affairs and Compensation Committee, nonqualified stock options under Pioneer's 2001 Employee Stock Option Plan to each non-employee member of the Board of Directors. The program provides for an initial grant of an option for the purchase of 20,000 shares of common stock to a non-employee Chairman of the Board, and an initial grant of an option for the purchase of 10,000 shares of common stock to each non-employee member of the Board of Directors. Under the program a non-employee Chairman of the Board receives an additional grant for the purchase of 10,000 shares of common stock each year and each non-employee director receives an additional grant for the purchase of 5,000 shares of common stock each year, with such grants to be made on the anniversary date of elections to the Board of Directors. The purchase price of the shares of common stock covered by each option is the fair market value of the shares, as determined by the Director Affairs and Compensation Committee, provided that the purchase price is not less than the closing price of common stock in trading on the day prior to the date of grant.

HOW OFTEN DID THE BOARD MEET DURING 2002?

     The Board of Directors met ten times during 2002. Each of the persons serving as a director in 2002 attended all of the meetings of the Board and meetings of the committees of which the director was a member during 2002. The Board and its committees also acted by written consent from time to time.

WHAT COMMITTEES HAS THE BOARD ESTABLISHED?

     The Board has two standing committees: the Audit Committee and the Director Affairs and Compensation Committee.

     Audit Committee. The Audit Committee is composed of Messrs. Weinstein, Lesser and Rosenthal, and is chaired by Mr. Lesser. The Committee advises the Board as to the selection of Pioneer's independent public accountants, monitors their performance, reviews all reports submitted by them and consults with them with regard to the adequacy of internal controls. The Committee also monitors the performance of our accounting and financial reporting staff and reviews all accounting and financial reports that we issue. During 2002, the Audit Committee met seven times.

                             AUDIT COMMITTEE REPORT

     The Audit Committee of the Board of Directors of Pioneer is responsible for providing independent, objective oversight for Pioneer's financial reporting functions and internal control systems. The Audit Committee is currently composed of three directors. The Audit Committee operates under a written charter developed by the Audit Committee and adopted by Pioneer's Board of Directors on March 24, 2003, a copy of which is attached to this proxy statement as Appendix A.

     Review with Management. The Audit Committee reviewed and discussed with management Pioneer's audited consolidated financial statements for the year ended December 31, 2002.

     Discussions with Independent Auditing Firm. The Audit Committee discussed with Deloitte & Touche LLP, independent accountants for Pioneer, the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended. The Audit Committee has received the written disclosures and the letter from Deloitte & Touche LLP required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as amended, and has discussed with that firm its independence from Pioneer.

     Recommendation to the Pioneer Board of Directors. Based on its review and discussions noted above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in Pioneer's Annual Report on Form 10-K for the year ended December 31, 2002.

                                            The Audit Committee

                                            Marvin E. Lesser, Chairman
                                            Gary L. Rosenthal
                                            David N. Weinstein

     Director Affairs and Compensation Committee. The Director Affairs and Compensation Committee is also composed of Messrs. Weinstein, Lesser and Rosenthal, and is chaired by Mr. Rosenthal. The Committee establishes the level of compensation to be paid to our officers and administers other compensation programs that may be established from time to time, and it also considers nominees for election to the Board of Directors, including individuals recommended by the stockholders. Such recommendations should be provided to Kent Stephenson, Pioneer's Vice President and Secretary.

     During 2002, the Director Affairs and Compensation Committee met three times.

WHAT ARE PIONEER'S POLICIES WITH RESPECT TO EXECUTIVE COMPENSATION?

     The Director Affairs and Compensation Committee of our Board of Directors has furnished the following report on executive compensation for 2002:

           REPORT OF THE DIRECTOR AFFAIRS AND COMPENSATION COMMITTEE

     Compensation for our executives is made up of four components: base salary, employee benefits, annual cash bonus, and long-term incentives. Salary levels are compared to various salary survey data on a regular basis, and the results are used to help Pioneer maintain cost competitive salaries that will allow us to attract and retain highly competent executives. Due to very low product prices in the first half of 2002 and Pioneer's cash needs, Pioneer's salaried employees did not receive any salary increase during 2002.

     We also evaluate our employee benefits on a periodic basis to determine if the package of benefits offered to our salaried employees is competitive, while taking into account the availability of Pioneer's resources. Executives generally receive the same benefits as all other salaried employees.

     In the past Pioneer maintained a Shared Earnings Plan, which was an annual cash bonus plan that covered all employees. The amount of individual payments was based on our total earnings and the level of each individual's responsibility. A threshold level of earnings before interest, taxes, depreciation and amortization was required before any payment was made under the plan. Because of low earnings, no payments have been made to employees under the Shared Earnings Plan since 1998. The Shared Earnings Plan is currently being redesigned, for implementation in 2003.

     Long-term incentive compensation for our executives is provided through the 2001 Employee Stock Option Plan. In 2002, options for the purchase of approximately 600,000 shares were granted to executives and key managers under our 2001 Employee Stock Option Plan. The options will be exercisable beginning in increments later this year, and will be fully-exercisable in 2005.

     Michael Y. McGovern has served as Pioneer's President and Chief Executive Officer since September 17, 2002. Prior to his employment, the members of the Director Affairs and Compensation Committee and Mr. McGovern negotiated the terms of an employment agreement that govern his employment. The agreement has a continuing term of two years and provides for the payment of an annual base salary of $450,000. Under the agreement Mr. McGovern will participate in the same bonus plan and other benefit plans as are provided to Pioneer's other executive officers. The agreement also provided for the grant of options for the purchase of 225,000 shares of Pioneer's common stock at an exercise price of $4.00 per share. Options covering 150,000 of these shares of common stock vest in three equal annual installments beginning on the first anniversary of the grant date, while the remaining options covering 75,000 of these shares of common stock vest in three equal installments on the later to occur of:

     - each anniversary of the grant date; or

     - our common stock maintaining a fair market value of $8.50, $9.25 and $10.00, respectively, in each case for a period of 90 consecutive days.

                                            The Director Affairs and
                                            Compensation Committee

                                            Gary L. Rosenthal, Chairman
                                            Marvin E. Lesser
                                            David N. Weinstein

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     Upon his election as President and Chief Executive Officer of Pioneer in September 2002, Michael Y. McGovern resigned as a member of the Director Affairs and Compensation Committee of our Board of Directors. He had served on the Committee since January 2002. None of the other members of the Committee have ever been an officer or employee of Pioneer or any of its subsidiaries, and no "compensation committee interlocks" existed during 2002.

                           SUMMARY COMPENSATION TABLE

     The following table provides information with respect to the compensation of Pioneer's President and Chief Executive Officer and the four other most highly paid executive officers during the periods indicated:

                                                                                   LONG TERM
                                                                                 COMPENSATION
                                                                                 -------------
                                                ANNUAL COMPENSATION               SECURITIES      ALL OTHER
                                     -----------------------------------------    UNDERLYING       COMPEN-
NAME AND PRINCIPAL POSITION   YEAR   SALARY($)   BONUS($)(1)   COMPENSATION($)   OPTIONS(#)(2)   SATION($)(3)
---------------------------   ----   ---------   -----------   ---------------   -------------   ------------
Michael J. Ferris(4)          2002    283,333          -0-           -0-            150,000         1,000
  Former President and        2001    400,017      200,000           -0-                -0-         5,750
  Chief Executive Officer     2000    400,010          -0-           -0-             25,000         4,750
Michael Y. McGovern(4)        2002    129,520          -0-           -0-            225,000           -0-
  President and Chief
  Executive Officer
James E. Glattly              2002    237,000          -0-           -0-             60,000         1,185
  Vice President,             2001    237,009          -0-           -0-                -0-         5,398
  Sales and Marketing         2000    237,009          -0-           -0-              5,000         4,806
Philip J. Ablove(5)           2002    215,625          -0-           -0-                -0-           563
  Executive Vice President    2001    225,009       67,500           -0-                -0-         6,563
  and Chief Financial
     Officer                  2000    225,009          -0-           -0-             12,500         4,800
David A. Scholes              2002    206,400          -0-           -0-             60,000           516
  Vice President,             2001    201,808          -0-           -0-                -0-         5,616
  Manufacturing               2000    186,507          -0-           -0-              5,000         5,500
Kent R. Stephenson            2002    183,600          -0-           -0-             30,000           450
  Vice President, General     2001    181,807       55,080           -0-                -0-         5,079
  Counsel and Secretary       2000    174,307          -0-           -0-              5,000         5,229

---------------

(1) Our plan of reorganization provided for the payment of retention bonuses to the indicated individuals on December 31, 2001, the date that the plan was effective.

(2) Expressed in terms of the numbers of shares of our common stock underlying options granted during the year. The options granted in 2000 under our 1998 Stock Plan were cancelled on December 31, 2001, the effective date of our plan of reorganization. Option grants in 2002 were made under our 2001 Employee Stock Option Plan, which was effective with the plan of reorganization. The option granted to Mr. Ferris terminated on September 17, 2002.

(3) Represents amounts contributed to match a portion of the employee's contributions under a 401(k) plan.

(4) Mr. Ferris resigned as Pioneer's President and Chief Executive Officer and as a director of Pioneer on September 17, 2002. Following that date and through the end of 2002 he received severance payments in the total amount of $116,667. Mr. McGovern was appointed as Pioneer's President and Chief Executive Officer on the same date. Before that date he received fees for service as a non-employee director of Pioneer.

(5) Mr. Ablove retired on December 15, 2002.

EMPLOYMENT AGREEMENTS AND SEVERANCE AND CHANGE-IN-CONTROL ARRANGEMENTS

     The employment agreement Mr. McGovern entered into with Pioneer in September 2002 provides that upon termination of his employment other than for cause (as defined), he will receive any unpaid compensation then due him, as well as a lump sum payment equal to two times his base salary, which is $450,000 per year, and he and his dependents will be entitled to health and life insurance coverage at Pioneer's expense for a two-year period. The agreement, which has a continuing term of two years, also provides for reimbursement of relocation costs from Dallas to Houston.

     On the date of his resignation as an executive officer of Pioneer, Mr. Ferris entered into a severance agreement with Pioneer that provides that for the two years following the date of his resignation, he will receive a continuing annual salary of $304,000 and the same medical and dental coverage generally available to our salaried employees, and he will also provide continuing consulting services to Pioneer during the same two-year period, for which he will be paid annual fees of $96,000.

     The Board of Directors has adopted an executive severance program under the terms of which each of our executive officers, including Messrs. Glattly, Scholes and Stephenson, would each receive one year's severance pay following termination of employment without cause, as defined.

PENSION PLAN

     Defined benefit retirement coverage is provided to United States based executive officers under Pioneer's Pension Plan. At the normal retirement age of 65, participants under the plan receive benefits based on their credited service and their covered compensation for the average of their highest five complete consecutive plan years out of their last ten complete consecutive plan years. Covered compensation under the plan includes base pay and annual performance and incentive programs, but excludes all other items of compensation. In addition, we maintain a nonqualified, unfunded plan, the Restoration Retirement Plan, that provides benefits for key salaried employees in an amount equal to the amount that would be paid under the pension plan but for the maximum compensation limit (currently $170,000) under the Internal Revenue Code. Each of the executives named in the Summary Compensation Table participates in the Restoration Retirement Plan. The table sets forth benefits payable under the Pension Plan and the Restoration Retirement Plan, computed as a straight life annuity beginning at age 65. Benefits are not subject to any deduction for social security since the basic benefit formula incorporates the average social security breakpoint in calculating the benefit.

                               PENSION PLAN TABLE

                                                           YEARS OF SERVICE*
                                          ----------------------------------------------------
REMUNERATION                                 15         20         25         30         35
------------                              --------   --------   --------   --------   --------
$125,000................................  $ 26,730   $ 35,639   $ 44,549   $ 53,459   $ 62,369
 150,000................................    32,355     43,139     53,924     64,709     75,494
 175,000................................    37,980     50,639     63,299     75,959     88,619
 200,000................................    43,605     58,139     72,674     87,209    101,744
 225,000................................    49,605     65,639     82,049     98,459    114,869
 250,000................................    54,855     73,139     91,424    109,709    127,994
 300,000................................    66,105     88,139    110,174    132,209    154,244
 400,000................................    88,605    118,139    147,674    177,209    206,744
 450,000................................    99,855    133,139    166,424    199,709    232,994
 500,000................................   111,105    148,139    185,174    222,209    259,244

---------------

* The estimated years of credited service for each of the named executive officers of Pioneer as of December 31, 2002, were: Mr. McGovern -- less than one year; Mr. Glattly -- fourteen years; Mr. Scholes -- six years and Mr. Stephenson -- nine years. Mr. Ferris had six years of credited service when he resigned in September 2002, and Mr. Ablove had six years of credited service when he retired in December 2002.

OPTION GRANTS IN 2002

     The following table provides information with respect to grants of stock options during 2002 to the named executive officers:

                                INDIVIDUAL GRANT
                             -----------------------                                       POTENTIAL REALIZABLE
                                          PERCENT OF                                         VALUE AT ASSUMED
                             NUMBER OF      TOTAL                                          ANNUAL RATES OF STOCK
                               SHARES      OPTIONS                                        PRICE APPRECIATION FOR
                             UNDERLYING   GRANTED TO                                            OPTION TERM
                              OPTIONS     EMPLOYEES                                       -----------------------
NAME                         GRANTED(#)    IN 2002     EXERCISE PRICE   EXPIRATION DATE     5%($)       10%($)
----                         ----------   ----------   --------------   ---------------   ---------   -----------
Michael J. Ferris..........   150,000        18.2          $2.50         June 13, 2012         N/A           N/A
Michael Y. McGovern........   225,000        27.4          $4.00        Sept. 17, 2012     316,253     1,145,307
James E. Glattly...........    60,000         7.3          $2.50         June 13, 2012      94,334       239,061
Philip J. Ablove...........       -0-         -0-             --              --                --            --
David A. Scholes...........    60,000         7.3          $2.50         June 13, 2012      94,334       239,061
Kent R. Stephenson.........    30,000         3.6          $2.50         June 13, 2012      47,167       119,531

     All of the options were granted under Pioneer's 2001 Employee Stock Option Plan, with exercise prices equal to or greater than the fair market value of the common stock on the date of grant. With the exception of the options granted to Messrs. Ferris and McGovern, all of the options are exercisable with respect to one-third of the number granted on or after June 13, 2003, with respect to an additional one-third of the number granted on or after June 13, 2004, and with respect to the final one-third of the number granted on or after June 13, 2005. The option granted to Mr. Ferris terminated on September 17, 2002. The option granted to Mr. McGovern is exercisable on the dates indicated in the report provided by the Director Affairs and Compensation Committee, as set forth above.

     The amounts indicated as potential realizable values reflect assumed rates of appreciation in market value from the date of grant until the end of the option term, at hypothetical rates of appreciation set by the Securities and Exchange Commission, and therefore are not intended to forecast possible future appreciation, if any, in Pioneer's stock price. Pioneer did not use an alternative formula for a grant date valuation, as it is not aware of any formula that will determine with reasonable accuracy a present value based on future unknown or volatile factors.

AGGREGATED OPTION EXERCISES AND YEAR-END OPTION VALUES

     The following table shows with respect to the named executive officers the number of shares covered by both exercisable and non-exercisable stock options as of December 31, 2002, with respect to options to purchase common stock of Pioneer. The closing price of the common stock on December 31, 2002, the last trading day of Pioneer's fiscal year, was $1.75 per share, and none of the options that are outstanding were "in-the-money" (that is, the exercise prices for all shares that may be purchased upon the exercise of options exceeded the year-end market price). None of the named executive officers exercised any stock options during 2002.

                                                                   NUMBER OF SHARES
                                                                UNDERLYING UNEXERCISED
                                                                      OPTIONS AT
                                                                 DECEMBER 31, 2002(#)
                                                              ---------------------------
NAME                                                          EXERCISABLE   UNEXERCISABLE
----                                                          -----------   -------------
Michael J. Ferris...........................................        -0-            -0-
Michael Y. McGovern.........................................        -0-        225,000
James E. Glattly............................................        -0-         60,000
Philip J. Ablove............................................        -0-            -0-
David A. Scholes............................................        -0-         60,000
Kent R. Stephenson..........................................        -0-         30,000

                COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN

     On December 31, 2001, Pioneer emerged from bankruptcy and consummated its plan of reorganization. Effective December 31, 2001, all outstanding shares of Common Stock existing prior to the reorganization were cancelled. Pioneer's Common Stock issued in the reorganization did not begin trading until February 5, 2002.

     The following graph compares the cumulative total shareholder return on the Common Stock to the cumulative total return of the Standard & Poor's 500 Stock Index and the Standard and Poor's 400 Chemicals Stock Index for the period from February 5, 2002 to December 31, 2002. The graph assumes a $100 investment in Pioneer's Common Stock and in each index on February 5, 2002, and that all dividends were reinvested.

                              (PERFORMANCE CHART)

--------------------------------------------------------------------------------------
                                                                2/5/02      1/31/02
--------------------------------------------------------------------------------------
 Pioneer Companies, Inc.                                         100         102.04
 S&P 500 Index                                                   100          81.97
 S&P 400 Chemicals                                               100          94.27

                                  PROPOSAL 2:

                      APPOINTMENT OF INDEPENDENT AUDITORS

     Deloitte & Touche LLP has served as Pioneer's independent accountants for a number of years, and the firm has been appointed by the Board of Directors as independent certified public accountants to audit our financial statements for the fiscal year ending December 31, 2003. The Board of Directors is submitting this matter to a vote of stockholders in order to ascertain their views. If the appointment of Deloitte & Touche LLP is not ratified at the Annual Meeting, the Board of Directors will reconsider its action and will appoint auditors for 2003 without further stockholder action. Further, even if the appointment of auditors is ratified by stockholder action, the Board of Directors may at any time in the future in its discretion reconsider the appointment of auditors without submitting the matter to a vote of stockholders.

     Deloitte & Touche LLP's fees for professional services totaled $740,000 for 2002. Deloitte & Touche LLP's fees for professional services included the following:

     - Audit Fees -- Deloitte & Touche LLP fees relating to the calendar year 2002 consolidated audit and quarterly reviews were $452,000.

     - Financial Information Systems Design and Implementation Fees -- Deloitte & Touche LLP did not provide any services nor receive any fees relating to financial information system design and implementation during 2002.

     - All Other Fees -- All other Deloitte & Touche LLP fees totaled $288,000 and consisted of the following:

       - Audit Related and Statutory Fees -- fees primarily related to employee benefit plans, consulting on accounting matters and work performed in connection with various SEC filings were $83,000.

       - Other Non-Audit Services -- other fees, primarily tax-related, were $205,000.

     The Audit Committee considered the non-audit services provided to Pioneer and whether they impaired the independence of Deloitte & Touche LLP and concluded that they did not.

     It is expected that representatives of Deloitte & Touche LLP will attend the Annual Meeting, will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate stockholder questions.

     THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS OUR INDEPENDENT ACCOUNTANTS. EACH PROPERLY SUBMITTED PROXY CARD WILL BE SO VOTED UNLESS THE STOCKHOLDER SUBMITTING SUCH PROXY CARD SPECIFIES OTHERWISE.

                                 OTHER MATTERS

STOCKHOLDER PROPOSALS

     It is anticipated that the next Annual Meeting of Stockholders after the one scheduled for May 22, 2003, will be held on or about May 15, 2004. All stockholder proposals relating to a proper subject for action at the 2004 Annual Meeting to be included in our proxy statement and form of proxy relating to that meeting must be received by us for its consideration at our principal executive offices no later than December 12, 2003, all in accordance with the provisions of Rule 14a-8 under the Securities Exchange Act of 1934. A notice of a shareholder proposal submitted outside the processes of Rule 14a-8 of the Securities Exchange Act of 1934 will be considered untimely and excluded from consideration at our annual meeting for 2004 after March 7, 2004; provided that, if the date of the 2004 annual meeting is changed by more than 30 days from May 15, 2004, then notice must be received a reasonable time before we mail our proxy materials for the 2004 annual meeting. We reserve the right to reject, rule out of order or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

COMPLIANCE WITH SEC.16(a) OF THE SECURITIES EXCHANGE ACT

     Section 16(a) of the Securities Exchange Act of 1934 requires Pioneer's executive officers and directors, and persons who own more than ten percent of Pioneer's common stock, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Based solely on its review of
Section 16(a) reports furnished to us, we have not identified any instance of a report for the year ended December 31, 2002, that was not filed in a timely manner.

     As of the date hereof, the Board of Directors knows of no other business that will be presented for consideration at the Annual Meeting. If other business shall properly come before the Annual Meeting, the persons named in the proxy will vote according to their best judgment.

                                            By order of the Board of Directors,

                                            DAVID N. WEINSTEIN
                                            Chairman of the Board

April 21, 2003

                                                                      APPENDIX A

                            PIONEER COMPANIES, INC.

                            AUDIT COMMITTEE CHARTER

     The Audit Committee is appointed by the Board of Directors to assist the Board of Directors in monitoring (1) the integrity of the financial statements of the Company, (2) the compliance by the Company with legal and regulatory requirements and (3) the independence, qualifications and performance of the Company's independent auditors. The Audit Committee shall prepare the report required by the rules and regulations of the Securities and Exchange Commission to be included in the Company's annual proxy statement. The Audit Committee shall have and may exercise all the powers of the Board of Directors, except as may be prohibited by law, with respect to all matters encompassed by this Charter, and all the power and authority required under the Sarbanes-Oxley Act of 2002.

     The Audit Committee shall be elected by the Board of Directors and shall consist of a number of directors fixed from time to time by the Board of Directors, not less than the minimum number required by any statute, rule or regulation of any government body or securities market that is applicable to the Company. The Board of Directors shall also elect a chairman of the Audit Committee. The members of the Audit Committee shall meet the applicable independence and experience requirements of the Nasdaq, Section 10A(m)(3) of the Securities Exchange Act of 1934 and the rules and regulations of the SEC, in each case after giving effect to any applicable phase-in requirements. Unless otherwise determined by the Board of Directors, no member of the Audit Committee shall simultaneously serve on the audit committees of more than two other public companies.

     The independent auditors of the Company are ultimately accountable to the Board of Directors and the Audit Committee. The Audit Committee shall have the sole authority to appoint and, where appropriate, replace the Company's independent auditors and to approve all audit engagement fees and terms. The Audit Committee shall be responsible for the compensation and oversight of the work of the independent auditors (including resolution of disagreements between management and the independent auditors regarding financial reporting) for the purpose of preparing or issuing an audit report or related work or performing other audit, review or attest services for the Company. The independent auditors shall report directly to the Audit Committee.

     The Audit Committee shall preapprove all audit, review or attest engagements and permissible non-audit services, including the fees and terms thereof, to be performed by the independent auditors, subject to, and in compliance with, the de minimis exception for non-audit services described in
Section 10A(i)(1)(B) of the Securities Exchange Act of 1934 and the applicable rules and regulations of the SEC.

     The Audit Committee may form and delegate authority to subcommittees consisting of one or more members when appropriate, including the authority to grant preapprovals of audit and permissible non-audit services. Any decisions of such subcommittee to grant preapprovals shall be reported to the full Audit Committee at its next scheduled meeting.

     The Audit Committee shall:

     - Review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board of Directors for approval.

     - Review the annual audited financial statements with management and the independent auditors, as well as disclosures made in management's discussion and analysis of financial condition and results of operations in the Company's Annual Report on Form 10-K.

     - Recommend to the Board of Directors whether the Company's annual audited financial statements and accompanying notes should be included in the Company's Annual Report on Form 10-K.

     - Review with management and the independent auditors the Company's quarterly financial statements, and disclosures made in management's discussion and analysis of financial condition and results of operations, prior to the filing of the Company's Quarterly Reports on Form 10-Q, including any matters provided in Statement on Auditing Standards No. 71 arising in connection with the Company's quarterly financial statements.

     - Review and discuss with management and the independent auditors:

       - major issues regarding accounting principles and financial statement presentations, including significant changes in the selection or application of accounting principles, any major issues concerning the adequacy of the Company's internal controls and special steps adopted in light of material control deficiencies.

       - analyses prepared by management and/or the independent auditors setting forth significant financial reporting issues and judgments made in connection with the preparation of the Company's financial statements, including analyses of the effects of alternative methods of generally accepted accounting principles on the financial statements.

     - Review and discuss quarterly reports from the independent auditors on:

       - All critical accounting policies and practices to be used.

       - All alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, including (1) ramifications of the use of such alternative disclosures and treatments and (2) the treatment preferred by the independent auditors.

       - Other material written communications between the independent auditors and management, such as any management letter provided by the independent auditors and management's response to that letter, any management representation letter, any reports on observations and recommendations on internal controls, any schedule of unadjusted audit differences and a listing of adjustments and reclassifications not recorded, if any, and any engagement or independence letters.

     - Review with management the Company's earnings press releases, with particular emphasis on the use of any "non-GAAP financial measures," as well as financial information and earnings guidance provided to analysts and rating agencies. Such discussion may be done generally (covering, for example, the types of information to be disclosed and the type of presentation to be made).

     - Review with management and the independent auditors the effect of regulatory and accounting initiatives as well as off-balance sheet structures on the Company's financial statements.

     - Discuss with the independent auditors the matters required to be communicated by the independent auditors pursuant to Statement on Auditing Standards No. 61 relating to the conduct of the audit, including any problems or difficulties encountered in the course of the audit work and management's response, any restrictions on the scope of activities or access to requested information and any significant disagreements with management.

     - Review any disclosures that the Company's chief executive officer and chief financial officer make to the Audit Committee and the independent auditors in connection with the certification process for the Company's Reports on Form 10-K and Form 10-Q concerning any significant deficiencies or weaknesses in the design or operation of internal controls and any fraud that involves management or other employees who have a significant role in the internal controls of the Company.

     - Review the capabilities and performance of the lead partner of the independent auditors.

     - At least annually, obtain and review a report by the independent auditors describing (i) the independent auditors' internal quality-control procedures; (ii) any material issues raised by the most recent internal quality-control review, or peer review, of the independent auditors, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues; and (iii) all relationships between the independent auditors and the Company as contemplated by Independence Standards Board Standard No.
       1. Evaluate the independent auditors' qualifications, performance and independence, including considering whether the independent auditors' quality controls are adequate and the provision of permitted non-audit services is compatible with maintaining the independent auditors' independence. In making this evaluation, the Audit Committee shall take into account the opinions of management. The Audit Committee shall present its conclusions with respect to the independent auditors to the full Board of Directors.

     - Confirm the regular rotation of the audit partners as required by law. Consider whether there should be regular rotation of the independent auditing firm.

     - Review with the independent auditors any communication or consultation between the Company's audit team and the independent auditors' national office respecting auditing or accounting issues presented by the engagement.

     - Obtain from the independent auditors assurance that Section 10A(b) of the Securities Exchange Act of 1934 has been complied with.

     - Review with the Company's General Counsel legal matters that may have a material impact on the Company's financial statements, the Company's compliance policies and any material reports or inquiries received from regulators or governmental agencies.

     - Meet periodically with management and the independent auditors in separate executive sessions.

     - Make regular reports to the Board of Directors.

     While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. It is also not the duty of the Audit Committee to conduct investigations or to assure compliance with laws and regulations and the Company's Corporate Conduct Policy.

     The Audit Committee shall have the authority to retain and obtain advice and assistance from current or independent legal, accounting or other advisors without seeking approval of the Board of Directors. The Audit Committee may request any officer or employee of the Company or the Company's outside counsel or independent auditors to attend a meeting of the Audit Committee or to meet with any members of, or advisors to, the Audit Committee. The Company shall provide for appropriate funding, as determined by the Audit Committee, for payment of compensation to the independent auditors for the purpose of rendering or issuing an audit report to any advisors employed by the Audit Committee.

     The Audit Committee will meet as often as the members shall determine to be necessary or appropriate, but at least four times per year. In addition, the Audit Committee will make itself available to the independent auditors of the Company as requested. The Board of Directors shall be kept informed of the proceedings of the Audit Committee and the Audit Committee shall timely make the recommendations that are approved by the Audit Committee, to the Board of Directors.

                             PIONEER COMPANIES, INC.
               Proxy Solicited on Behalf of the Board of Directors
                       for the May 22, 2003 Annual Meeting

The undersigned hereby constitutes and appoints Michael Y. McGovern and Kent R. Stephenson, and each of them, as the undersigned's true and lawful agents and proxies with full power of substitution in each, to represent the undersigned at the Annual Meeting of Stockholders of Pioneer Companies, Inc. (the "Company") to be held at the Hyatt Regency Houston, 1200 Louisiana Street, Houston, Texas, on Thursday, May 22, 2003, at 9:00 a.m., and any adjournments thereof, on all matters coming before said meeting.

Directors recommend a vote "FOR" proposal 1, election of all director nominees, and "FOR" proposal 2, ratification of the selection of Deloitte & Touche LLP as the independent public accountant of the Company.

1.       Election of four directors for a term expiring in 2004.
         FOR the nominees listed below ___
                  David N. Weinstein                 Marvin E. Lesser
                  Michael Y. McGovern                Gary L. Rosenthal

         FOR, except vote withheld from the following nominee(s) ________________________

         Withhold authority to vote for nominees ___

2. Proposal to ratify the Board of Directors' selection of Deloitte & Touche LLP as the independent public accountant of the Company. FOR ___ AGAINST ___ ABSTAIN ___

         In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting. You are encouraged to specify your choices by marking the appropriate boxes, but you need not mark any boxes if you wish to vote in accordance with the Board of Directors' recommendations. The Proxy cannot vote your shares unless you sign and return this card in the enclosed postage paid envelope.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" PROPOSAL 1, ELECTION OF ALL DIRECTOR NOMINEES AND "FOR" PROPOSAL 2, RATIFICATION OF THE SELECTION OF DELOITTE & TOUCHE LLP AS THE INDEPENDENT PUBLIC ACCOUNTANT OF THE COMPANY.



                               Date:________________________



                               ------------------------------------------------
                                                 (Signature)



                               ------------------------------------------------
                                         (Signature if held jointly)

                               NOTE: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

                               The signor hereby revokes all proxies heretofore given by the signer to vote at said meeting or any adjournments thereof.

                               PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY, USING THE ENCLOSED ENVELOPE. THANK YOU.